Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Krish S. Krishnan, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Quarterly Report on Form 10-Q for the three months ended March 31, 2021, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Krystal Biotech, Inc.

Date: May 10, 2021	By:	/s/ Krish S. Krishnan
Krish S. Krishnan
President and Chief Executive Officer

I, Kathryn A. Romano, Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Quarterly Report on Form 10-Q for the three months ended March 31, 2021, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Krystal Biotech, Inc.

Date: May 10, 2021	By:	/s/ Kathryn A. Romano
Kathryn A. Romano
Chief Accounting Officer